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                                                                    EXHIBIT 23.3





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Enron Oil & Gas Company and subsidiaries included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-42620, 33-58103 and 33-62005.



                                        ARTHUR ANDERSEN LLP



Houston, Texas
March 5, 1996